Exhibit 31.1

Certification

I, William S. Morris, IV, certify that:

(1)	I have reviewed this quarterly report of Morris Publishing Group, LLC and Morris Publishing Finance Co.;

(2)	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

(3)	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrants as of, and for, the periods presented in this report;

(4)	The registrants’ other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrants and have:

a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrants, including their consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)	[Paragraph omitted pursuant to SEC Release Nos. 33-8238 and 34-47986.]

c)	Evaluated the effectiveness of the registrants’ disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of end of the period covered by this report based on such evaluation; and

d)	Disclosed in this report any change in the registrants’ internal control over financial reporting that occurred during the registrants’ most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrants’ internal control over financial reporting; and

(5)	The registrants’ other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrants’ auditors and the audit committee of registrants’ board of directors (or persons performing the equivalent function):

a)	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrants’ ability to record, process, summarize and report financial information; and

b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrants’ internal control over financial reporting.

Date: August 11, 2004	By:	/s/ William S. Morris IV
William S. Morris IV Chief Executive Officer of both Registrants (Principal Executive Officer)

Certification

I, Steve K. Stone, certify that:

(1)	I have reviewed this quarterly report of Morris Publishing Group, LLC and Morris Publishing Finance Co.;

(2)	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

(3)	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrants as of, and for, the periods presented in this report;

(4)	The registrants’ other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrants and have:

a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrants, including their consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)	[Paragraph omitted pursuant to SEC Release Nos. 33-8238 and 34-47986.]

c)	Evaluated the effectiveness of the registrants’ disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of end of the period covered by this report based on such evaluation; and

d)	Disclosed in this report any change in the registrants’ internal control over financial reporting that occurred during the registrants’ most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrants’ internal control over financial reporting; and

(5)	The registrants’ other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrants’ auditors and the audit committee of registrants’ board of directors (or persons performing the equivalent function):

a)	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrants’ ability to record, process, summarize and report financial information; and

b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrants’ internal control over financial reporting.

Date: August 11, 2004	By:	/s/ Steve K. Stone
Steve K. Stone Chief Financial Officer of both Registrants (Principal Executive Officer)